SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K/A
                               (Amendment No. 1)

                                 CURRENT REPORT

      Pursuant to Section 13, or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported)   February 15, 1997


                            CORPORATE VISION, INC.
             (Exact name of registrant as specified in its charter)

                                   0-18824
                          (Commission File Number)

                 Oklahoma                             73-1380820
         (State of incorporation)          (IRS Employer Identification No.)

                  8908 S. Yale, Suite 360, Tulsa, OK  74137
                   (Address of principal executive offices)

                                (918) 488-0301
                         (Registrant's telephone number)


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ITEM 1.  Changes in Control of Registrant                  Not Applicable

ITEM 2.  Acquisition or Disposition of Assets              Not Applicable

ITEM 3.  Bankruptcy or Receivership                        Not Applicable

ITEM 4.  Changes in Registrant's Certifying Accountant     Page 3

ITEM 5.  Other Materially Important Events                 Not Applicable

ITEM 6.  Resignations of Registrant's Directors            Not Applicable

ITEM 7.  Financial Statements and Exhibits                 Page 4

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ITEM 4.  Changes in Registrant's Certifying Accountant

BACKGROUND

On June 1, 1996 a former partner of the previous accountants, Briscoe-Robinson Co., became a member of the newly engaged accounting firm of Cross & Robinson, CPA's. The Board of Directors approved engaging the new firm because of the former partner's knowledge and experience of Corporate Vision, Inc. and SEC matters.


DISMISSAL

a. On December 2, 1996, Briscoe-Robinson Company of Tulsa, OK was dismissed as the Company's Certifying Accountant.

b. Briscoe-Robinson Co.'s report on the financial statements for the last two years contained no adverse opinion or disclaimer of opinions nor was the report qualified or modified as to uncertainty, audit scope, or accounting principles.

c. The decision to change certifying accountants was approved by the Board of Directors.

d. During the two most recent fiscal years and for the interim period up to the dismissal date there were no disagreements with Briscoe-Robinson Co. on matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

e. A copy of Briscoe & Burke's (formerly Briscoe-Robinson Co.) letter directed to the Commission is attached hereto as an exhibit.


ENGAGED

a. On February 15, 1997, the accounting firm of Cross and Robinson of Tulsa, Oklahoma was appointed as the Company's Certifying Accountant for fiscal 1996.

b. Briscoe & Burke (formerly Briscoe-Robinson Co.) has been contacted by the Registrant and Cross & Robinson, CPA's in regard to the termination of Briscoe & Burke. The former accountants were authorized to respond fully to any request by the new accountants on any matters relating to the former accountant's audit of the Registrant, including the transfer of prior years' audit working papers. As stated in the "Background" comments above, the former partner of the former accountants, who is now a member of the newly engaged accounting firm, was in-charge of the Registrant's prior years' audits and in his position of being directly involved in the preparation of the former accountant's report was fully aware of the relationship with the former accountants. There were no disagreements with the former accountants.

c. During its two most recent fiscal years and for the interim period up to the dismissal date of the former certifying accountants, the Company neither consulted with the new certifying accountants regarding the type of audit opinion that might be rendered on the Company's financial statements nor consulted with the new certifying accountants regarding the application of accounting principles to specific transactions, either completed or proposed.

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ITEM 7.  Financial Statements and Exhibits

a.  Financial Statements
    None

b.  Pro Forma Financial Information
    None

c.  Exhibits
    (16) Briscoe Robinson Co.'s (former Certifying Accountant) letter directed to the Commission regarding Changes in Registrant's Certifying Accountant

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                                SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

                                            CORPORATE VISION, INC.
                                            Registrant

Date:  March 21, 1997                       By: /s/ Rhonda R. Vincent
                                            -------------------------
                                            Rhonda R. Vincent
                                            Treasurer and Chief Financial
                                            Officer

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